UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2020
Mitcham Industries, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400, The Woodlands, Texas		77380
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2020 Virtual Annual Meeting (the “Annual Meeting”) of shareholders of Mitcham Industries, Inc., a Texas corporation (the “Company”), shareholders were requested to (1) elect six individuals to serve on the Board of Directors of the Company until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve the reincorporation of the Company from the State of Texas to the State of Delaware; (3) approve, on an advisory basis, the compensation of the Company's named executive officers; (4) ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021; and (5) grant the chairman of the Annual Meeting discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 29, 2020, as supplemented.

The results of voting on the proposals submitted to vote of the Company's shareholders are set forth below.
1. The election of six individuals to serve on the Board of Directors until the next annual meeting of shareholders, to hold office until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	8,330,532	928,886	1,823,838
Robert P. Capps	8,446,145	813,273	1,823,838
William H. Hilarides	8,865,664	393,754	1,823,838
Robert J. Albers	8,749,397	510,021	1,823,838
Thomas S. Glanville	8,364,167	895,251	1,823,838
Marcus Rowland	8,398,658	860,760	1,823,838
2. The approval of the reincorporation of the Company from the State of Texas to the State of Delaware:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Common Shareholders	9,167,757	89,678	1,983	1,823,838
Preferred Shareholders	666,090	30,600	10,845	—
3. The approval, on an advisory basis, of the compensation of the Company's named executive officers:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,649,249	550,929	59,240	1,823,838
4. The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021:

Voted For	Voted Against	Abstentions	Broker Non-Votes
11,020,125	39,514	23,616	—

5. Grant the chairman of the Annual Meeting discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4:

Voted For	Voted Against	Abstentions	Broker Non-Votes
10,785,772	274,239	23,245	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

July 29, 2020	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer